      As filed with the Securities and Exchange Commission on June 26, 2002

                                                      Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                                  GARTNER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       Delaware                      04-3099750
          (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)         IDENTIFICATION NO.)


                P.O. Box 10212
            56 Top Gallant Road
            Stamford, Connecticut                    06904-2212
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                 Gartner, Inc. 2002 Employee Stock Purchase Plan
                            (FULL TITLE OF THE PLAN)


                               Regina M. Paolillo
                            Executive Vice President
                           and Chief Financial Officer
                                  Gartner, Inc.
                              56 Top Gallant Road
                                 P.O. Box 10212
                        Stamford, Connecticut 06904-2212
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                 (203) 316-1111
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                    Copy to:

                              Thomas A. Klee, Esq.
                              Shipman & Goodwin LLP
                                One American Row
                           Hartford, Connecticut 06103
                                 (860) 251-5000


                         CALCULATION OF REGISTRATION FEE

                                         PROPOSED        PROPOSED
                             AMOUNT       MAXIMUM          MAXIMUM
     TITLE OF SECURITIES     TO BE     OFFERING PRICE     AGGREGATE       AMOUNT OF
       TO BE REGISTERED    REGISTERED   PER UNIT (1)   OFFERING PRICE  REGISTRATION FEE
       ----------------    ----------   ------------   --------------  ----------------
Class A Common Stock, par
value $0.0005..........     4,000,000      $10.05         $40,200,000     $3,698.40

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933 based on the average of the high and low prices reported on the New York Stock Exchange on June 25, 2002.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The Section 10(a) prospectus being delivered by Gartner, Inc. (the "Company") to participants in the Company's 2002 Employee Stock Purchase Plan (the "Plan"), as required by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), has been prepared in accordance with the requirements of Form S-8 and relates to shares of Class A Common Stock, par value $0.0005 per share, issued or reserved for issuance pursuant to awards granted under the Plan. The information with respect to awards granted under the Plan required in the Section 10(a) prospectus is included in documents being maintained and delivered by the Company as required by Rule 428 under the Securities Act. The Company shall provide to participants a written statement advising them of the availability without charge, upon written or oral request, of documents incorporated by reference herein, as is required by Item 2 of Part I of Form S-8.

                                     PART II

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents are hereby incorporated by reference in this registration statement:

         (a) The Company's Annual Report on Form 10-K for the year ended September 30, 2001;

         (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 2001 and March 31, 2002; and

         (c) The description of the Company's Class A Common Stock contained in its registration statement on Form 8-A filed on July 7, 1999 and in its Form 8-K dated January 3, 2000, and any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this registration statement shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4. DESCRIPTION OF SECURITIES.

     This Item is not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     This Item is not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law ("Delaware Law") provides that a corporation may indemnify a director, officer, employee or agent made a party to an action by reason of the fact that he was a director, officer, employee or agent of the corporation, or was serving at the request of the corporation, against expenses actually and reasonably incurred, including attorneys' fees, in connection with such action, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful.

     The Company's Certificate of Incorporation limits, to the maximum extent permitted by Delaware Law, the personal liability of a director to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The Company's Bylaws provide that the Company shall indemnify its officers and directors to the fullest extent permitted by Delaware Law against all expense, liability and loss, including attorneys' fees, actually and reasonably incurred and may purchase and maintain insurance against any liability asserted and incurred by reason of serving as such, whether or not the Company has the power to indemnify against such liability. The Company has entered into indemnification agreements with its officers and directors containing provisions which are in some respects broader than the specific indemnification provisions contained in Delaware Law and which require that, to the extent the Company maintains liability insurance applicable to officers or directors, each officer and director shall be covered by such policies to the same extent as are accorded the most favorably insured of the Company's officers or directors, as the case may be.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions and agreements, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     This Item is not applicable.

ITEM 8. EXHIBITS.

Exhibit No.                            Description
-----------                            -----------
         4.1(a)   Amended and Restated Certificate of Incorporation of the
                  Company - July 16, 1999 (filed as Exhibit 3.1a to the
                  Company's Annual Report on Form 10-K for the year ended September
                  30, 2000 (File No. 0-14443) and incorporated herein by
                  reference).

         4.1(b)   Certificate of Amendment of the Restated Certificate of
                  Incorporation - February 1, 2001 (filed as Exhibit 3.1b to the
                  Company's Annual Report on Form 10-K for the year ended
                  September 30, 2001 (File No. 0-14443) and incorporated herein by reference).

         4.2      Amended Bylaws of the Company as amended through May 14, 2000
                  (filed as Exhibit 3.2 to the Company's Annual Report on Form
                  10-K for the year ended September 30, 2000 (File No. 0-14443) and incorporated herein by reference).

         4.3 Form of Certificate for Common Stock, Class A - as of February, 2001 (filed as Exhibit 4.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 2001 (File No. 0-14443) and incorporated herein by reference).

         5.1* Opinion of Shipman & Goodwin LLP as to the legality of the securities being registered.

         23.1*    Consent of Shipman & Goodwin LLP (included in Exhibit 5.1).

         23.2*    Consent of KPMG LLP.

         24.1* Power of Attorney (included in the signature page of this registration statement).

         99.1*    Gartner, Inc. 2002 Employee Stock Purchase Plan.


*Filed herewith.


ITEM 9. UNDERTAKINGS.

     (a)   The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13 or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on June 21, 2002.

                                            GARTNER, INC.


                                            By: /s/ MICHAEL D. FLEISHER
                                                --------------------------------
                                                Michael D. Fleisher
                                                Chairman of the Board, Chief
                                                Executive Officer and President



                                POWER OF ATTORNEY

     Know All Persons by These Presents, that each person whose signature appears below constitutes and appoints Michael D. Fleisher and Regina M. Paolillo and each of them acting individually, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, and to file same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, with full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                               TITLE                      DATE
      ---------                               -----                      ----
/s/MICHAEL D. FLEISHER        Director and Chairman of the Board,    June 21, 2002
--------------------------
   Michael D. Fleisher            Chief Executive Officer and
                                 President (Principal Executive
                                            Officer)

/s/ REGINA M. PAOLILLO         Executive Vice President Corporate    June 21, 2002
--------------------------
     Regina M. Paolillo      Services and Chief Financial Officer
                              (Principal Financial and Accounting
                                            Officer)

/s/ANNE SUTHERLAND FUCHS                    Director                 June 19, 2002
--------------------------
   Anne Sutherland Fuchs


/s/ WILLIAM O. GRABE                        Director                 June 21, 2002
--------------------------
    William O. Grabe


                                            Director
--------------------------
    Max D. Hopper

      SIGNATURE                               TITLE                      DATE
      ---------                               -----                      ----
                                            Director
--------------------------
    Glenn H. Hutchins

                                            Director
--------------------------
    Stephen G. Pagliuca

/s/ KENNETH ROMAN                           Director                 June 22, 2002
--------------------------
    Kenneth Roman

/s/ DAVID J. ROUX                           Director                 June 20, 2002
--------------------------
    David J. Roux

/s/ DENNIS G. SISCO                         Director                 June 14, 2002
--------------------------
    Dennis G. Sisco

/s/ MAYNARD G. WEBB, JR.                    Director                 June 21, 2002
--------------------------
    Maynard G. Webb, Jr.

                                  EXHIBIT INDEX

Exhibit No.                                      Description
-----------                                      -----------
           4.1(a)     Amended and Restated Certificate of Incorporation of the
                      Company - July 16, 1999 (filed as Exhibit 3,1a to the
                      Company's Annual Report on Form 10-K for the year ended
                      September 30, 2000 (File No. 0-14443) and incorporated
                      herein by reference).

           4.1(b)     Certificate of Amendment of the Restated Certificate of
                      Incorporation - February 1, 2001 (filed as Exhibit 3.1b to the Company's Annual Report on Form 10-K for the year ended September 30, 2001 (File No. 0-14443) and incorporated herein by reference).

           4.2        Amended Bylaws of the Company as amended through May 14,
                      2000 (filed as Exhibit 3.2 to the Company's Annual Report on
                      Form 10-K for the year ended September 30, 2000 (File No.
                      0-14443) and incorporated herein by reference).

           4.3        Form of Certificate for Common Stock, Class A - as of
                      February, 2001 (filed as Exhibit 4.1 to the Company's
                      Annual Report on Form 10-K for the year ended September
                      30, 2001 (File No. 0-14443) and incorporated herein by reference).

           5.1* Opinion of Shipman & Goodwin LLP as to the legality of the securities being registered.

           23.1*      Consent of Shipman & Goodwin LLP (included in Exhibit
                      5.1).

           23.2*      Consent of KPMG LLP.

           24.1* Power of Attorney (included in the signature page of this registration statement).

           99.1*      Gartner, Inc. 2002 Employee Stock Purchase Plan.

*Filed herewith.